EXHIBIT 10.1

                                                   EXECUTION COPY


                       AMENDMENT NO. 1 TO
                        CREDIT AGREEMENT

          This AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of April 3, 1998, is entered into by and among Beckman Instruments, Inc., a Delaware corporation (the "Borrower"), the banks, financial institutions and other institutional lenders party to the Credit Agreement referred to below (each a "Lender Party", and, collectively, the "Lender Parties") whose signatures appear below, Citicorp USA, Inc., a Delaware corporation, as agent for such Lender Parties (the "Agent"), and Citicorp Securities, Inc., a Delaware corporation, as arranger (the "Arranger").

          PRELIMINARY STATEMENTS:

          (1) The Borrower, the Lender Parties, the Agent and the Arranger have entered into a Credit Agreement dated as of October 31, 1997 (such Credit Agreement, as amended, supplemented or otherwise modified through the date hereof, being hereinafter referred to as the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

          (2) Subject to the terms and conditions noted below, the Borrower and the Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

          NOW THEREFORE, the Borrower and the Required Lenders hereby agree as follows:

          SECTION 1.  Amendments to Credit Agreement.  The Credit
Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

          (a)  The definition of "Net Cash Proceeds" in Section
1.01 thereof is hereby amended by inserting in clause (i) of the second sentence thereof after the phrase "or Equipment for Resale or leases, bailment arrangements or rental agreements with respect thereto", the following phrase:

          "(with the exception of any Net Cash Proceeds from the sale by the Borrower or any Guarantor Subsidiary of any Equipment for Resale in accordance with Section
          5.02(d)(v)(A) hereof)".

          (b) Section 2.06(b)(iv) thereof is hereby deleted in its entirety and replaced by the following:

                    "(iv) [Intentionally Deleted]."

          (c) Section 5.02(a)(xv) thereof is hereby deleted in its entirety and replaced by the following Section:

                    "(xv) any Liens arising as a result of a sale of
               assets by the Borrower or any Subsidiary of the Borrower pursuant to Section 5.02(d)(v) or
               (vi), provided that (A) in the case of clause (B) of
               Section 5.02(d)(v) and Section 5.02(d)(vi), such Liens shall cover only the assets sold and the proceeds thereof, and (B) in the case of clause (A) of
               Section 5.02(d)(v), such Liens shall only cover the assets sold and the proceeds thereof and any leases, bailment arrangements, rental agreements or other contracts covering such assets or any services, materials or supplies furnished in connection therewith;".

          (d) Section 5.02(d)(v) thereof is hereby deleted in its entirety and replaced by the following Section:

               "(v) (A) the sale by the Borrower or any Guarantor Subsidiary of any Equipment for Resale for cash in an amount not less than the net book value thereof, provided that such property is simultaneously leased back to the Borrower or such Guarantor Subsidiary (pursuant to a lease that is not a Capitalized Lease) by the buyer thereof, and (B) the sale or securitization by the Borrower or any Guarantor Subsidiary of customer leases and other receivables for cash in an amount not less than the fair market value thereof (after taking into account customary reserves for losses, yield protection, fees and similar matters);".

          (e) Section 5.04(a) thereof is hereby amended by deleting the table appearing in the middle of such Section and inserting in lieu thereof the following table:

               "Fiscal Quarter Ending                Amount
               ----------------------                ------
               December 31, 1997                   $69,000,000
               March 31, 1998                      $69,000,000
               June 30, 1998                       $84,000,000
               September 30, 1998                  $99,000,000
               December 31, 1998                  $134,000,000
               March 31, 1999                     $149,000,000
               June 30, 1999                      $174,000,000
               September 30, 1999                 $199,000,000
               December 31, 1999                  $234,000,000;".

          SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders (or as to any of the Lender Parties, advice satisfactory to the Agent that such Lender party has executed this Amendment) and counterparts of the consent attached hereto (the "Consent") executed by each Guarantor Subsidiary. Section 1 hereof shall become effective when, and only when, the Agent shall have additionally received all of the following documents, in form and substance satisfactory to the Agent and insufficient copies for each Lender party:

          (a) Certified copies of (i) the resolutions of the Board of Directors of (A) the Borrower approving this Amendment and the matters contemplated hereby and (B) each Guarantor Subsidiary evidencing approval of the Consent and the matters contemplated hereby and thereby and (ii) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment, the Consent and the matters contemplated hereby and thereby.

          (b) A certificate of the Secretary or an Assistant Secretary of the Borrower and each Guarantor Subsidiary certifying the names and true signatures of the officers of the Borrower and each Guarantor Subsidiary authorized to sign this Amendment and the Consent and the other documents to be delivered hereunder and thereunder.

          (c) A favorable opinion of corporate counsel for the Borrower, to the effect that this Amendment has been duly authorized, executed and delivered by the Borrower and a favorable opinion of corporate counsel for the Guarantor Subsidiaries to the effect that the Consent has been duly authorized, executed and delivered by each Guarantor Subsidiary.

          (d) A certificate signed by a duly authorized officer of the Borrower stating that:

               (i) The representations and warranties contained in each Loan Document are correct on and as of the date of such certificate as though made on and as of such date other than any such representations or warranties that, by their terms, refer to a date other than the date of such certificate; and

               (ii) No event has occurred and is continuing that constitutes a Default.

          SECTION 3. Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

          (b) The Credit Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender Party or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          SECTION 4. Costs, Expenses. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 8.04 of the Credit Agreement.

          SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be a original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 6.  Governing Law.  This Amendment shall be
governed by, and construed in accordance with, the laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   BECKMAN INSTRUMENTS, INC.,
                                      As Borrower


                                   By /s/ PAUL GLYER
                                          Paul Glyer
                                   Title:  Treasurer